  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 15, 2010

VALIANT HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 N. University Drive, Suite 625, Coral Springs, Florida		33065
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(954) 755-5564

210 N. University Drive, Suite 810, Coral Springs, FL 33071
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Accountant.

(i) As of September 15, 2010, the Board of Directors of Valiant Health Care, Inc. (the “Company” or “Valiant”) unanimously dismissed M&K  CPAS, PLLC (“M&K”) as the Company’s independent accountant.

(ii) In connection with M&K’s review of Valiant for the periods as of and for the three months ended March 31, 2010 and the three and six months ended June 30, 2010, and during the period from June 30, 2010 through September 15, 2010 there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of M&K, would have caused it to make reference thereto in its reports regarding Valiant’s financial statements for such years.

(iii) Valiant has requested that M&K furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated September 16, 2010, is filed as Exhibit 16 to this Form 8-K.

(b) Engagement of Independent Accountant.

(i) As of September 15, 2010, upon recommendation of management of the Company, the Board of Directors of Valiant engaged Daszkal Bolton LLP (“Daszkal”) as its independent accountant, with such engagement to commence for any financials required for filing with an amended Current Report on Form 8-K relating to the transaction between the Company and Valiant ACMS, Inc. and for the review of the financials as of and for the period ending September 30, 2010.  Daszkal had previously been engaged by Valiant ACMS, Inc. (formerly known as Valiant Healthcare, Inc.), which as of July 16, 2010 sold substantially all of its franchise-related domestic assets to the Company in exchange for a majority ownership position by Valiant ACMS in the Company.

(ii) During the periods as of and for the years ended December 31, 2008 and 2009, and during the subsequent interim period prior to such engagement, the Company did not consult Daszkal regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Daszkal on the Company’s financial statements, and Daszkal did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from M&K CPAS, PLLC dated September 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WILLING HOLDING, INC.

By:	/s/ Steven Turner
Name: Steven Turner
Title: Chief Executive Officer

Dated: September 21, 2010